                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - AUGUST 13, 1998
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795



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                                    FORM 8-K

                               HS RESOURCES, INC.

                                August 13, 1998



ITEM 5.  OTHER EVENTS.

         On August 13, 1998, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its second quarter press release A copy of the press release by the Company is attached hereto as Exhibit 99.1.

ITEM 7(c).  EXHIBITS FILED.

Exhibit Number    Description

99.1              Press Release, dated August 13, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HS RESOURCES, INC.




                                        By: /s/ James M. Piccone
                                           -------------------------------------
                                           James M. Piccone
                                           Vice President





Dated:  August 13, 1998.

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                                 EXHIBIT INDEX

EXHIBIT NUMBER               DESCRIPTION
--------------               ------------
EX. 99.1            Press Release, dated August 13, 1998.